SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 31, 2015

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke, HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with the Merger (as defined and described below), beginning on March 31, 2015, Endurance Specialty Holdings Ltd. (“Endurance”) will present information to shareholders of Endurance, Montpelier Re Holdings Ltd. (“Montpelier”) and other persons. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Such presentation is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate such presentation or any other information set forth in this Item 7.01 by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Events.

On March 31, 2015, Endurance and Montpelier issued a joint press release announcing that Endurance and Montpelier have entered into a definitive merger agreement pursuant to which Endurance will acquire all of the issued and outstanding shares of Montpelier (the “Merger”). A copy of the joint press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Investor Presentation, dated March 31, 2015

99.2	Joint Press Release, dated March 31, 2015

Cautionary Note Regarding Forward-Looking Statements

This material may include, and Endurance may make related oral, forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. These statements may also include assumptions about our proposed acquisition of Montpelier (including its benefits, results, effects and timing). Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2014.

Additionally, the proposed transaction is subject to risks and uncertainties, including: (A) that Endurance and Montpelier may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (B) uncertainty as to the timing of completion of the proposed transaction; (C) uncertainty as to the actual premium of the Endurance share component of the proposal that will be realized by Montpelier shareholders in connection with the transaction; (D) uncertainty as to the long-term value of Endurance ordinary shares; (E) failure to realize the anticipated benefits and synergies from the proposed transaction, including as a result of failure or delay in integrating Montpelier’s businesses into Endurance; (F) the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; (G) the inability to retain key personnel; (H) any changes in general economic and/or industry specific conditions; and (I) the outcome of any legal proceedings to the extent initiated against Endurance, Montpelier and others following the announcement of the proposed transaction, as well as Endurance and Montpelier management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Endurance’s most recent report on Form 10-K and the risk factors included in Montpelier’s most recent report on Form 10-K and other documents of Endurance and Montpelier on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Endurance will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Endurance or its business or operations. Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

The issuance of Endurance ordinary shares to Montpelier shareholders in the merger will be submitted to shareholders of Endurance for their consideration. The proposed merger will be submitted to shareholders of Montpelier for their consideration. This material is not a solicitation of any vote or approval and is not a substitute for the joint proxy statement/prospectus or any other documents which Endurance or Montpelier may send to their respective shareholders in connection with the proposed merger.

This material does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a proxy statement/prospectus meeting the requirements of the Securities Act of 1933, as amended.

ENDURANCE AND MONTPELIER SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED MERGER WHEN IT IS FILED, AND ANY AMENDMENT OR SUPPLEMENT THERETO THAT MAY BE FILED, WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Endurance at the Investor Relations contact below.

Participants in the Solicitation

Endurance and Montpelier and their directors and executive officers are deemed to be participants in any solicitation of Endurance and Montpelier shareholders in connection with the proposed merger. Information about Endurance’s directors and executive officers is available in Endurance’s Definitive Proxy Statement, dated April 9, 2014, for its 2014 Annual General Meeting of shareholders and Form 8-K, dated November 26, 2014. Information about

Montpelier’s directors and executive officers is available in Montpelier’s Definitive Proxy Statement, dated March 26, 2014, for its 2014 Annual General Meeting of shareholders and Form 8-K, dated May 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2015

By:	/s/ John V. Del Col
Name:	John V. Del Col
Title:	General Counsel & Secretary